Supplement dated October 20, 2021 to your variable annuity Prospectus dated May 1, 2021 for the Pacific Select Variable Annuity II variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to add additional Investment Options. This supplement must be preceded or accompanied by the Prospectus, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Investment Adviser/Manager Changes

Effective on or about November 1, 2021, the Investment Adviser/Manager for the International Small-Cap Portfolio will change from Franklin Advisers, Inc. to FIAM, LLC.

Form No. PSVA2SUP1021